UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2012

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On October 24, 2012, Northwest Pipe Company (the “Company”), Bank of America, N.A., Union Bank, N.A., US Bank National Association, Wells Fargo Bank, National Association and Bank of the West (together, the “Lenders”) entered into the Second Amended and Restated Credit Agreement (the “Amended Credit Agreement”). The Amended Credit Agreement amends, supersedes, and restates the Credit Agreement dated May 31, 2007. The Amended Credit Agreement provides for a revolving loan, swing line loan and letters of credit in the aggregate amount of up to $165 million. The Amended Credit Agreement reflects reductions in the interest rates charged on outstanding balances and a reduction in the number of financial covenants. The Amended Credit Agreement will bear interest at rates related to LIBOR plus 1.75% to 2.75%, or the lending institution’s prime rate, plus 0.75% to 1.75%. The Amended Credit Agreement will expire on October 24, 2017. Borrowings under the Amended Credit Agreement are secured by substantially all of the Company’s accounts receivable, inventory and certain equipment. The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is filed herewith as Exhibit No. 10.1 to this Report, and is incorporated herein by reference.

On October 24, 2012, the Company entered into the Ninth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement with Prudential Investment Management, Prudential Retirement Insurance and Annuity Company and Prudential Insurance Company of America and certain affiliates (the “Amended Prudential Note Agreement”). The Amended Prudential Note Agreement reflects changes to generally conform to the Amended Credit Agreement. The foregoing description of the Amended Prudential Note Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Prudential Note Agreement, which is filed herewith as Exhibit No. 10.2 to this Report, and is incorporated herein by reference.

On October 24, 2012, the Company entered into a Third Amended and Restated Intercreditor and Collateral Agency Agreement with the Lenders, Prudential Investment Management, Inc. and certain of its affiliates (the “Amended Intercreditor Agreement”). The Amended Intercreditor Agreement reflects changes made to conform to the Amended Credit Agreement and the Amended Prudential Note Agreement. The foregoing description of the Amended Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Intercreditor Agreement, which is filed herewith as Exhibit No. 10.3 to this Report, and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed as part of this report:

10.1	Amended and Restated Credit Agreement dated October 24, 2012, by and among Northwest Pipe Company, Bank of America, N.A., Union Bank, N.A., US Bank National Association, Wells Fargo Bank, National Association and Bank of the West.

10.2	Ninth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement by and among Northwest Pipe Company and Prudential Investment Management, Inc. and certain affiliates.

10.3	Third Amended and Restated Intercreditor and Collateral Agency Agreement dated as of October 24, 2012 by and between Northwest Pipe Company, Bank of America, N.A., Union Bank, N.A., US Bank National Association, and Prudential Investment Management, Inc. and certain of its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 29, 2012.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ ROBIN GANTT

Robin Gantt,
Vice President and Chief Financial Officer